                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): JUNE 8, 1999

                              ARGOSY GAMING COMPANY
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              (Exact name of Registrant as specified in its charter)

    DELAWARE                       1-11853                       37-1304247
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(State or other             (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                     Number)

219 PIASA STREET, ALTON, ILLINOIS                                       62002
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(Address of principal executive offices)                              (Zip Code)

                                  (618) 474-7500
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               (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

                  On June 8, 1999, Argosy Gaming Company, a Delaware corporation (the "Company"), announced the expiration at 5:00 p.m. New York City Time on June 7, 1999, (the "Expiration Time") of a tender offer (a "Tender Offer") for all of its 13-1/4% First Mortgage Notes due 2004 (the "13-1/4% Notes") pursuant to its Offer to Purchase and Consent Solicitation statement dated May 5, 1999 and that it had accepted all 13-1/4% Notes tendered in the Tender Offer. As of the Expiration Time, approximately 91% of outstanding 13-1/4% Notes, had been validly tendered and not withdrawn. The Company also announced that it had closed its offering of 10-3/4% Senior Subordinated Notes due 2009 (the "10-3/4% Notes") and entered into new senior secured credit facility. The Company also announced that it has called for redemption all of its outstanding 12% Convertible Subordinated Notes due 2001 (the "12% Notes"), on July 7, 1999. A copy of the Company's press release relating these transactions is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS

---------------  --------------------------------------------------------------
  Exhibit No.                           Description
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
     99.1        Press Release, dated June 8, 1999, announcing the expiration of the Company's tender offer pursuant to the Offer to
                 Purchase, the close of the Company's offering of senior
                 subordinated notes and new credit facility and the call for redemption of the Company's 12% Convertible Notes due 2001
---------------  ---------------------------------------------------------------

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ARGOSY  GAMING COMPANY,
                                       a Delaware corporation


Date: June 11, 1999                    By: /s/   Dale R. Black
                                           ----------------------------
                                           Name: Dale R. Black
                                           Title: Vice President and Chief
                                                  Financial Officer